Business Combination - Allocation of the purchase price (Details) - USD ($)		6 Months Ended
	Sep. 01, 2021	Sep. 30, 2021
Fair value of total consideration transferred:
Cash acquired from business combination		$ (50,229)
Recognized amounts of identifiable assets acquired and liability assumed:
Goodwill		$ 4,581,112
Issuance of ordinary shares for business combination	2,900,000
Shenzhen Jisen Information Tech Limited
Fair value of total consideration transferred:
Equity instrument (2.9 million common shares issued)	$ 4,640,000
Cash acquired from business combination	(50,229)
Subtotal	4,589,771
Recognized amounts of identifiable assets acquired and liability assumed:
Current assets	17,350
Intangible asset - computer software copyrights	175,854
Current liabilities	(140,581)
Deferred tax liabilities	(43,964)
Total identifiable net assets	8,659
Goodwill	$ 4,581,112
Issuance of ordinary shares for business combination	2,900,000